UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 9, 2009

NORDIC TURBINES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-141641	98-0536305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1694 Falmount Road, Suite 147 Centerville, Massachusetts	02632-2933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 362-4420

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is being provided under Item 7.01 Regulation FD Disclosure in this Current Report on Form 8-K:  Nordic Turbines, Inc. d.b.a. GC China Turbine Corp. (the “Company”) Corporate Presentation.  All financial information presented in the Corporate Presentation relate to Luckcharm Holdings Limited, Wuhan Guoce Nordic New Energy Co. Ltd. and their subsidiaries and affiliates (collectively referred to as “GC Nordic”). The Corporate Presentation was written to disclose GC Nordic’s operations and business, assuming consummation of the voluntary share exchange transaction between the Company and Luckcharm Holdings Limited as previously disclosed by the Company in filings with the Securities Exchange Commission.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company, GC Nordic or any of their affiliates.

Safe Harbor Statement.

This September 9, 2009 Corporate Presentation includes forward-looking information regarding Nordic Turbines, Inc. d.b.a. GC China Turbine Corp., Luckcharm Holdings Limited, Wuhan Guoce Nordic New Energy Co. Ltd., Wuhan Guoce Science and Technology Co. Ltd. and their divisions and affiliates that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements.  Statements that are not historical facts are also forward looking statements.  Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements.  These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete vendor agreements, construction and build out of infrastructure, lengthy sales cycles, labor costs, political environment, cash flow estimates, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in wind energy generation, unexpected future capital expenditures, accuracy of test results, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2008 and other cautionary statements described in our subsequent reports filed with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.  The Company cautions readers not to place undue reliance on those statements. The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company or GC Nordic.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
99	GC China Turbine Corp. Corporate Presentation September 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDIC TURBINES, INC.

Date: September 9, 2009	By:	/s/ Marcus Laun
John J. Lennon
Director